SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2000
      --------------------------------------------------------------------

                                 NCT Group, Inc.
                                 ---------------
               (Exact name of Registrant as specified in Charter)


 Delaware                          0-18267                59-2501025
-------------                   ---------------       -----------------
(State or other juris-            (Commission           (IRS Employer
diction of incorporation)          File Number)         Identification
                                                            Number)

20 Ketchum Street, Westport, Connecticut                       06880
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:          (203) 226-4447


                                      None
          (Former name or former address, if changes since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 12, 2000, NCT Group, Inc. (the "Company" and "NCT"), through its wholly-owned subsidiary, NCT Hearing Products, Inc. granted an exclusive license to Pro Tech Communications, Inc. ("Pro Tech") for rights to certain NCT technologies for use in light weight cellular, multimedia and telephony headsets. In consideration for this license, the Company will receive approximately 22,600,000 shares of Pro Tech common stock which represents approximately 60% of Pro Tech's common stock on a fully diluted basis. As a condition precedent to the transaction, the Company had arranged $1.5 million in equity financing for Pro Tech in the form of convertible preferred stock of Pro Tech. Such convertible preferred stock is convertible into shares of Pro Tech's common stock or exchangeable for shares of NCT's common stock. Pro Tech's common stock currently trades under the symbol "PCTU" on the NASD's OTC Bulletin Board. Please refer to the full text of the September 13, 2000 press release which is included herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The financial statements of Pro Tech Communications, Inc. which are required by this item will be filed by amendment to this Report not later than 60 days after the date of this Report was required to be filed.

(b)   PRO FORMA FINANCIAL INFORMATION.

The pro forma financial statements of Pro Tech Communications, Inc. which are required by this item will be filed by amendment to this Report not later than 60 days after the date of this Report was required to be filed.

(c)  EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION                   LOCATION

   2        Stock Purchase Agreement            Filed herewith electronically
            dated September  12, 2000,
            among NCT Group, Inc.,
            NCT Hearing Products, Inc.
            and Pro Tech Communications, Inc.

   99       Press Release of September 13, 2000  Filed herewith electronically



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NCT GROUP, INC.
                                          Registrant



                                          By:  /s/ Cy E. Hammond
                                              -----------------------------
                                                Cy E. Hammond
                                                Senior Vice President and
                                                Chief Financial Officer


Date: September 27, 2000



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